UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

DFC Global Corp.

(Exact name of registrant as specified in charter)

Delaware	000-50866	23-2636866
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 300 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 296-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 6, 2014, DFC Global Corp. (“DFC Global” or the “Company”) announced that, in connection with the pending acquisition of DFC Global by an affiliate of the Lone Star Funds (“Lone Star”), DFC Finance Corp., an affiliate of Lone Star (“DFC Finance”), has announced the pricing of its previously disclosed offering to sell senior secured Notes (the “Notes”).

Press Release

On June 6, 2014, DFC Global issued a press release in connection with DFC Finance’s pricing of the Notes, which press release is attached to this report as Exhibit 99.1 and incorporated herein by reference. The Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Pro Forma Financial Information

Exhibit 99.3 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 28, 2014 is hereby amended and supplemented as follows:

The third paragraph on page 1 under “Unaudited Pro Forma Condensed Consolidated Financial Statements” is hereby amended by adding the following at the end of the paragraph: “The accompanying pro forma financial statements do not reflect any foreign currency translation impacts related to certain intercompany loans made in connection with the Transactions. The pro forma financial statements assume that any such intercompany loans would be treated as “permanently invested” in accordance with ASC 830 and, therefore, any related unrealized foreign currency translation gains/losses would ultimately be reported in “accumulated other comprehensive income” in the consolidated balance sheet of Mid-Holdings.”

Under “Sterling Mid-Holdings Limited Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2014” on page 5, the line item “Long-term debt” for Pro Forma Sterling Mid-Holdings Limited is amended from $776.0 million to $826.0 million, and the line item “Stockholders’ Equity: Additional Paid-In Capital” for Pro Forma Sterling Mid-Holdings Limited is amended from $750.0 million to $700.0 million.

Under “Sterling Mid-Holdings Limited Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended June 30, 2013”, the line item “Interest expense, net” for Pro Forma Sterling Mid-Holdings Limited is amended from $90.4 million to $105.9 million.

Under “Sterling Mid-Holdings Limited Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Nine Months Ended March 31, 2014”, the line item “Interest expense, net” for Pro Forma Sterling Mid-Holdings Limited is amended from $63.1 million to $74.6 million.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibit attached hereto contain certain forward-looking statements regarding, among other things, our market opportunities, anticipated improvements or challenges in operations, regulatory developments, our plans, earnings, cash flow and expense estimates, strategies and prospects (both business and financial), and our results of operations, financial position and future prospects following the acquisition by Lone Star and related transactions, including the entry of a new senior secured asset-based credit facility, which is referred to as the “New ABL Credit Facility.” These forward-looking statements, which are usually accompanied by words such as “may,” “might,” “will,” “should,” “could,” “intends,” “estimates,” “predicts,” “potential,” “continue,” “believes,” “anticipates,” “plans,” “expects” and similar expressions, involve risks and uncertainties. In light of these risks, uncertainties and assumptions, the forward-looking statements in this Current Report on Form 8-K and the exhibit attached hereto may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or forecasted in, or implied by, such forward-looking statements, and include among others, statements relating to:

•	our ability to generate a sufficient amount of cash to service our indebtedness and fund our operations;

•	our ability to operate our business under agreements governing certain of our indebtedness containing financial covenants and other restrictions;

•	our ability to manage changes in, and comply with, applicable laws and regulations governing consumer protection, lending, debt collection and other practices, and increased regulatory oversight of our business, including by the Consumer Financial Protection Bureau in the United States and the Financial Conduct Authority in the United Kingdom;

•	our ability to realize the anticipated financial and strategic goals of future acquisitions or investments, including the identification of acquisition targets and the integration and performance of acquired stores and businesses;

•	our ability to effectively manage any changes in economic, political and social conditions;

•	our ability to manage risks associated with the negative public perception and press coverage of single-payment consumer loans;

•	our ability to estimate and absorb loan losses;

•	our ability to manage risks associated with having a significant amount of goodwill which is subject to periodic review and testing for impairment;

•	potential outcomes of our current and future litigation;

•	our ability to effectively compete in the financial services industry and maintain market share;

•	our ability to manage risks inherent in an international operation, including foreign currency fluctuation;

•	the consequences of the continued US and global financial uncertainty and the accompanying worldwide recession and the impact on the markets we serve;

•	our ability to sustain demand for our products and services and our ability to sustain and improve the performance of our stores and internet businesses;

•	our ability to compete in light of technological advances or changes to Internet search engines’ methodologies;

•	our ability to manage our growth effectively;

•	our ability to manage a significant or sudden decline in the price of gold;

•	our ability to protect sensitive or confidential customer data and our ability to detect and prevent security breaches, cyber attacks or fraudulent activity;

•	our ability to maintain our existing contractual relationships, including after the acquisition by Lone Star;

•	our ability to manage the effect of changes to the United States defense budget on our business;

•	our ability to safeguard against employee error and theft;

•	our ability to manage the impact of debt and equity financing transactions;

•	the effects of new products and services;

•	changes to our existing products and services;

•	our ability to attract and retain talent required for our business;

•	the effects of incurring a substantial amount of indebtedness under our debt arrangements;

•	the effects of complying with the covenants contained in our debt arrangements;

•	the terms and conditions of the indebtedness under our debt arrangements, which may place restrictions on our ability to respond to changes in our business or to take certain actions;

•	changes in key management personnel and our ability to retain key management personnel;

•	the impact of the acquisition of DFC Global and related transactions and reorganizations on our current plans and operations and the potential difficulties in employee and customer retention as a result of such acquisition;

•	diversion of management’s attention from ongoing business concerns to matters related to the DFC Global acquisition; and

•	the impact of acquisition accounting on goodwill and other tangible and intangible assets as a result of the DFC Global acquisition.

You should read this Current Report on Form 8-K and the exhibit attached hereto completely and with the understanding that our actual future results may be materially different from what we expect. You should assume that the information appearing in this Current Report on Form 8-K and the exhibit attached hereto is accurate as of the date hereof. Our business, financial condition, results of operations and prospects may change. We may not update these forward-looking statements, even though our situation may change in the future, unless we have obligations under the federal securities laws to update and disclose material developments related to previously disclosed information. We qualify all of the information presented in this Current Report on Form 8-K and the exhibit attached hereto, and particularly our forward-looking statements, by these cautionary statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release announcing pricing terms by DFC Finance Corp., dated June 6, 2014.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

By:	/s/ William M. Athas
William M. Athas
Senior Vice President, Finance, Chief Accounting Officer and Corporate Controller

Date: June 6, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing pricing terms by DFC Finance Corp., dated June 6, 2014.